UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC 20549


                                 FORM 8-K


                              CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


              Date of report (Date of earliest event reported)

                               June 5, 2006


                       Empire Petroleum Corporation
           (Exact Name of Registrant as Specified in Its Charter)

       Delaware                    001-16653	          73-1238709
(State or Other Jurisdiction
 of Incorporation)	          (Commission File Number)	  (IRS Employer
                                                        Identification No.


8801 S. Yale, Suite 120	Tulsa, Oklahoma	              74137-3575
(Address of Principal Executive Offices)	              (Zip Code)

(918) 488-8068
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

At the 2006 Annual Meeting of Stockholders of Empire Petroleum Corporation (the "Company"), which occurred on June 5, 2006 (the "2006 Annual Meeting"), the Company's stockholders approved the adoption of the Company's 2006 Stock Incentive Plan (the "2006 Plan").



A description of the 2006 Plan is set forth in the Company's definitive proxy statement on Schedule 14A dated May 10, 2006 (the "2006 Proxy Statement"), which description is incorporated herein by reference. The 2006 Plan was filed as an exhibit to the 2006 Proxy Statement. The Board of Directors expects that the Board of Directors or a Compensation Committee to be formed by the Board of Directors will approve incentive awards from time to time in accordance with the 2006 Plan and the forms of agreement which are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

At the 2006 Annual Meeting, the Company's stockholders approved an amendment to the Company's Certificate of Incorporation, as amended, to increase the authorized stock of the Company from Fifty Million (50,000,000) shares to One Hundred Million (100,000,000) shares (the "Amendment"). Prior to the 2006 Annual Meeting, the Amendment was adopted, subject to stockholder approval, by the Board of Directors. The Amendment was filed with the Secretary of State of Delaware on June 7, 2006, which is the effective date of the Amendment.

The Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and the full text of the Amendment is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

     3.1 Certificate of Amendment of Certificate of Incorporation (filed herewith).

    10.1 2006 Stock Incentive Plan (incorporated herein by reference to Exhibit A to the 2006 Proxy Statement on Schedule 14A, dated May 10,
          2006).

    10.2  Form of Non-qualified Stock Option Agreement (filed herewith).

    10.3 Form of Non-qualified Stock Option Agreement for Non-employee Directors (filed herewith).

    10.4  Form of Restricted Stock Award Agreement (filed herewith).

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Empire Petroleum Corporation

Dated: June 9, 2006	               By:   /s/  Albert E. Whitehead
                                             Albert E. Whitehead
                                             Chief Financial Officer and
                                               President








                              EXHIBIT INDEX

Exhibit No.	Description

     3.1 Certificate of Amendment of Certificate of Incorporation (filed herewith).

    10.1 2006 Stock Incentive Plan (incorporated herein by reference to Exhibit A to the 2006 Proxy Statement on Schedule 14A, dated May 10,
          2006).

    10.2  Form of Non-qualified Stock Option Agreement (filed herewith).

    10.3 Form of Non-qualified Stock Option Agreement for Non-employee Directors (filed herewith).

    10.4  Form of Restricted Stock Award Agreement (filed herewith).


Exhibit 3.1

                             STATE OF DELAWARE
                        CERTIFICATE OF AMENDMENT OF
                       CERTIFICATE OF INCORPORATION

Empire Petroleum Corporation (the "Corporation") organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That pursuant to a unanimous written consent in lieu of a special meeting of the Board of Directors of the Corporation resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of the Corporation for consideration thereof. The resolutions setting forth the proposed amendment provided, in part, as follows:

RESOLVED, that the Certificate of Incorporation of the Corporation be amended by changing Article V thereof so that, as amended, said Article shall be and read in its entirety as follows:

                                ARTICLE V

Capitalization. The Corporation shall have the authority to issue 100,000,000 (one hundred million) shares of stock each having a par value of one-tenth of one cent ($0.001). All stock of the Corporation shall be of the same class and shall have the same rights and preferences. Fully paid stock of this Corporation shall not be liable for further call or assessment. The Board of Directors shall have the authority by resolution to grant rights or subscriptions for common stock and for such consideration as the Board of Directors may fix and determine, without action by the stockholders, provided such consideration be as allowed by the laws of the State of Delaware.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed this 7th day of June, 2006.


                                       EMPIRE PETROLEUM CORPORATION



                                       By:  /s/  Albert E. Whitehead
                                       Albert E. Whitehead, CEO and President



Exhibit 10.2
                                                         Grantee: ___________
                                                          Shares: ___________


                        EMPIRE PETROLEUM CORPORATION
                   NON-QUALIFIED STOCK OPTION AGREEMENT
                    UNDER THE 2006 STOCK INCENTIVE PLAN


Agreement made as of ____________, 20__, between Empire Petroleum Corporation, a Delaware corporation (the "Company"), and ______________________ ("Grantee"). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Plan (as defined below).

     1. Grant of Option. Pursuant to the Empire Petroleum Corporation 2006 Stock Incentive Plan (the "Plan"), the Company hereby grants to Grantee, as of the date hereof, an option (the "Option") to purchase up to _________ shares (the "Covered Shares") of the common stock, par value $0.001 per share, of the Company (the "Stock"), at the exercise price per share of $_______ (the "Exercise Price"), subject to the terms and conditions set forth herein and in the Plan. The Option shall not be treated as an "incentive stock option," as defined in Section 422 of the Code. Upon certain events, the number of shares of Stock and/or the Exercise Price may be adjusted as provided in the Plan.

     2. Grantee Bound by Plan. Attached hereto as Annex A is a copy of the Plan which is incorporated herein by reference and made a part hereof. Grantee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. The Plan should be carefully reviewed before any decision is made to exercise the Option.

     3. Exercise of Option. Subject to the terms and conditions contained herein, including Sections 4 and 5, and in the Plan, the Option, to the extent vested, may be exercised, in whole or in part, by written notice to the Company at any time and from time to time after the date of grant. The Option shall not be exercisable in any event after the tenth anniversary of the date hereof. Options are subject to cancellation as provided in the Plan.
Any part of the Option that Grantee has not exercised as of the date Grantee's employment with the Company or any of its Subsidiaries terminates ("Grantee Termination Date") shall expire and be forfeited to the extent not exercised on or before the 90th day following the Grantee Termination Date (180 days if the Grantee Termination Date occurs as a result of the death of Grantee), but in no event after the tenth anniversary of the date hereof.

     4. Vesting. Subject to the limitations herein, the Option shall vest and be exercisable in installments according to the following schedule, with respect to each installment set forth in the schedule below on and after the vesting date applicable to such installment:

          Installment                    Applicable Vesting Date
          ___% of Covered Shares
          ___% of Covered Shares
          ___% of Covered Shares

An installment shall not become exercisable on the otherwise applicable vesting date, if the Grantee Termination Date occurs on or before such vesting date. Notwithstanding the foregoing provisions of this Section 4, the Option shall vest and become exercisable as provided in the Plan upon a Change in Control, if the Grantee Termination Date does not occur before the Change in Control.

     5. Conditions to Exercise. The Option may not be exercised by Grantee unless the following conditions are met:

          (a) Grantee shall have given written notice to the Company (to the attention of the Company's Secretary) as to the number of shares of Stock grantee intends to purchase;

          (b) Legal counsel for the Company must be satisfied at the time of exercise that the issuance of the shares of Stock upon exercise will be in compliance with the Securities Act and applicable United States Federal, state, local and foreign laws; and

          (c) Grantee must pay to the Company at the time of exercise the full purchase price for the shares of Stock being acquired hereunder: (i) in cash (including check, bank draft, money order or wire transfer of immediately available funds); (ii) if permitted by applicable law and approved by the Committee, by delivery of shares of Stock, previously acquired and currently owned by Grantee (or by Grantee and his or her spouse jointly) and purchased or held for the requisite period of time as necessary to avoid a charge to the Company's earnings for financial reporting purposes, having an aggregate Fair Market Value on the date of exercise of the Option equal to such purchase price; (iii) if the Stock is traded on a national securities exchange, the Nasdaq Stock Market, Inc. or quoted on a national quotation system by the National Association of Securities Dealers, and, in any case, if permitted by applicable law, through a "cashless exercise" procedure approved by the Committee whereby Grantee may deliver irrevocable instructions to a broker to deliver promptly to the Company cash in an amount equal to such purchase price and any taxes required as a result of such exercise; or (iv) by a combination of the consideration provided for in the foregoing clauses (i) through (iii), including any withholding tax required in connection with such exercise, in each case, in accordance with the terms of the Plan.

     6. Transferability. The Option (including the right to receive the shares of Stock) may not be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated by Grantee, other than by will or the laws of descent and distribution and, during the lifetime of Grantee, the Option may be exercised only by Grantee (or, if Grantee is incapacitated, by Grantee's legal guardian or legal representative). In the event of the death of Grantee, the exercise of Options may be made only by the executor or administrator of Grantee's estate or the Person or Persons to whom Grantee's rights under the Option pass by will or the laws of descent and distribution. If Grantee or anyone claiming under or through Grantee attempts to violate this Section 6, such attempted violation shall be null and void and without effect, and all of the Company's obligations hereunder shall terminate. Any shares of Stock received upon exercise of this Option are subject to the restrictions on transfer, if any, and other rights and obligations set forth in the Plan.

     7. Administration. Any action reasonably taken or decision reasonably made by the Committee arising out of or in connection with the construction, administration, interpretation or effect of the Plan or this Agreement shall lie within its sole and absolute discretion and shall be final, conclusive and binding on Grantee and all persons claiming under or through Grantee. By accepting this grant or other benefit under the Plan, Grantee and each person claiming under or through Grantee shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, any action taken under the Plan by the Committee.

     8. Status of Stock. Notwithstanding any other provision of this Agreement, in the absence of an effective registration statement for issuance under the Securities Act of the Covered Shares acquirable upon exercise of this Option, or an available exemption from registration under the Securities Act, the issuance of shares of Stock acquirable upon exercise of this Option will be delayed until registration of such shares is effective or an exemption from registration under the Securities Act is available. The Company intends to use commercially reasonable efforts to ensure that no such delay will occur. In the event an exemption from registration under the Securities Act is available upon an exercise of this Option, Grantee (or the person permitted to exercise this Option in the event of Grantee's death or incapacity), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws.

        Grantee agrees that Stock which Grantee may acquire by exercising the Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable Federal or state securities laws. Grantee also agrees (i) that the certificates representing the Covered Shares purchased under this Option may bear such legend or legends as the Company deems appropriate in order to assure compliance with applicable securities laws, (ii) that the Company may refuse to register the transfer of Covered Shares purchased under this Option on the stock transfer records of the Company if such proposed transfer would in the opinion of counsel satisfactory to the Company constitute a violation of any applicable securities law and
(iii) that the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the Covered Shares purchased under this Option.

     9. No Implied Rights. Neither this Agreement nor the Plan creates any employment rights in Grantee, and neither the Company nor any of its subsidiaries shall have any liability arising out of the Plan or this Agreement for terminating Grantee's employment or reducing Grantee's responsibilities.

    10. Notices. Any notice hereunder to the Company shall be addressed to the Company's principal executive office, Attention: Compensation Committee of the Board of Directors, and any notice hereunder to Grantee shall be addressed to Grantee at Grantee's last address on the records of the Company, subject to the right of either party to designate at any time hereafter in writing some other address. Any notice shall be deemed to have been duly given when delivered personally, one day following dispatch if sent by reputable overnight courier, fees prepaid, or three days following mailing if sent by registered mail, return receipt requested, postage prepaid and addressed as set forth above.

    11. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors and assigns to the Company and all persons lawfully claiming under Grantee.

    12. Governing Law. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to this Agreement, shall be governed by the substantive laws, but not the choice of law rules, of Delaware.

    13. Withholding Tax Requirements. Grantee acknowledges the existence of Federal, state and local income tax and employment tax withholding obligations with respect to the shares of Stock issued under this Agreement and agrees that such must be met. If required by applicable law, Grantee shall be required to pay such taxes no later than the date as of which the value of any shares of Stock issued under this Agreement first become includible in

Grantee's gross income for income tax purposes; provided, however, that the Committee may, in accordance with Section 11(b) of the Plan, permit Grantee to
(i) elect withholding of shares of Stock otherwise deliverable to Grantee upon exercise of the Option (provided, however, that the amount of any Stock so withheld shall not exceed the amount necessary to satisfy the Company's or any Affiliate's required tax withholding obligations using the minimum statutory withholding rates for Federal, state and/or local tax purposes, including payroll taxes, that are applicable to supplemental taxable income) and/or (ii) tender to the Company Stock owned by Grantee (or by Grantee and his or her spouse jointly) and acquired more than six (6) months prior to such tender in full or partial satisfaction of such tax obligations, based, in each case, on the Fair Market Value of the Stock on the payment date. If tax withholding is required by applicable law, in no event shall shares of Stock be delivered to Grantee until he or she has paid to the Company in cash the amount of such tax required to be withheld by the Company or otherwise entered into an agreement satisfactory to the Company, as determined in the Committee's discretion, providing for payment of withholding tax.

IN WITNESS WHEREOF, the Company and Grantee have executed this Agreement as of the date first above written.

                                       EMPIRE PETROLEUM CORPORATION



                                       _________________________________
                                       Name:
                                       Title:


                                       GRANTEE:



                                       _________________________________



Exhibit 10.3
                                                      Grantee: _______________
                                                       Shares: _______________


                       EMPIRE PETROLEUM CORPORATION
                    NON-QUALIFIED STOCK OPTION AGREEMENT
                    UNDER THE 2006 STOCK INCENTIVE PLAN


Agreement made as of ______________, 20__, between Empire Petroleum Corporation, a Delaware corporation (the "Company"), and ___________________ ("Grantee"). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Plan (as defined below).

     1. Grant of Option. Pursuant to the Empire Petroleum Corporation 2006 Stock Incentive Plan (the "Plan"), the Company hereby grants to Grantee, as of the date hereof, an option (the "Option") to purchase up to ___ shares (the "Covered Shares") of the common stock, par value $0.001 per share, of the Company (the "Stock"), at the exercise price per share of $__ (the "Exercise Price"), subject to the terms and conditions set forth herein and in the Plan. The Option shall not be treated as an "incentive stock option," as defined in
Section 422 of the Code. Upon certain events, the number of shares of Stock and/or the Exercise Price may be adjusted as provided in the Plan.

     2. Grantee Bound by Plan. Attached hereto as Annex A is a copy of the Plan which is incorporated herein by reference and made a part hereof. Grantee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. The Plan should be carefully reviewed before any decision is made to exercise the Option.

     3. Exercise of Option. Subject to the terms and conditions contained herein, including Sections 4 and 5, and in the Plan, the Option, to the extent vested, may be exercised, in whole or in part, by written notice to the Company at any time and from time to time after the date of grant. The Option shall not be exercisable in any event after the tenth anniversary of the date hereof. Options are subject to cancellation as provided in the Plan.
Any part of the Option that Grantee has not exercised as of the date Grantee no longer serves as director of the Company ("Grantee Termination Date") shall expire and be forfeited to the extent not exercised on or before the 90th day following the Grantee Termination Date (180 days if the Grantee Termination Date occurs as a result of the death of Grantee), but in no event after the tenth anniversary of the date hereof.

     4. Vesting. Subject to the limitations herein, the Option shall vest and be exercisable in installments according to the following schedule, with respect to each installment set forth in the schedule below on and after the vesting date applicable to such installment:

          Installment                        Applicable Vesting Date
          __% of Covered Shares
          __% of Covered Shares
          __% of Covered Shares

An installment shall not become exercisable on the otherwise applicable vesting date, if the Grantee Termination Date occurs on or before such vesting date. Notwithstanding the foregoing provisions of this Section 4, the Option shall vest and become exercisable as provided in the Plan upon a Change in Control, if the Grantee Termination Date does not occur before the Change in Control.

     5. Conditions to Exercise. The Option may not be exercised by Grantee unless the following conditions are met:

        (a) Grantee shall have given written notice to the Company (to the attention of the Company's Secretary) as to the number of shares of Stock Grantee intends to purchase;

        (b) Legal counsel for the Company must be satisfied at the time of exercise that the issuance of the shares of Stock upon exercise will be in compliance with the Securities Act and applicable United States Federal, state, local and foreign laws; and

        (c) Grantee must pay to the Company at the time of exercise the full purchase price for the shares of Stock being acquired hereunder: (i) in cash (including check, bank draft, money order or wire transfer of immediately available funds); (ii) if permitted by applicable law and approved by the Committee, by delivery of shares of Stock, previously acquired and currently owned by Grantee (or by Grantee and his or her spouse jointly) and purchased or held for the requisite period of time as necessary to avoid a charge to the Company's earnings for financial reporting purposes, having an aggregate Fair Market Value on the date of exercise of the Option equal to such purchase price; (iii) if the Stock is traded on a national securities exchange, the Nasdaq Stock Market, Inc. or quoted on a national quotation system by the National Association of Securities Dealers, and, in any case, if permitted by applicable law, through a "cashless exercise" procedure approved by the Committee whereby Grantee may deliver irrevocable instructions to a broker to deliver promptly to the Company cash in an amount equal to such purchase price and any taxes required as a result of such exercise; or (iv) by a combination of the consideration provided for in the foregoing clauses (i) through (iii), including any withholding tax required in connection with such exercise, in each case, in accordance with the terms of the Plan.

     6. Transferability. The Option (including the right to receive the shares of Stock) may not be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated by Grantee, other than by will or the laws of descent and distribution and, during the lifetime of Grantee, the Option may be exercised only by Grantee (or, if Grantee is incapacitated, by Grantee's legal guardian or legal representative). In the event of the death of Grantee, the exercise of Options may be made only by the executor or administrator of Grantee's estate or the Person or Persons to whom Grantee's rights under the Option pass by will or the laws of descent and distribution. If Grantee or anyone claiming under or through Grantee attempts to violate this Section 6, such attempted violation shall be null and void and without effect, and all of the Company's obligations hereunder shall terminate. Any shares of Stock received upon exercise of this Option are subject to the restrictions on transfer, if any, and other rights and obligations set forth in the Plan.

     7. Administration. Any action reasonably taken or decision reasonably made by the Committee arising out of or in connection with the construction, administration, interpretation or effect of the Plan or this Agreement shall lie within its sole and absolute discretion and shall be final, conclusive and binding on Grantee and all persons claiming under or through Grantee. By accepting this grant or other benefit under the Plan, Grantee and each person claiming under or through Grantee shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, any action taken under the Plan by the Committee.

     8. Status of Stock. Notwithstanding any other provision of this agreement, in the absence of an effective registration statement for issuance under the Securities Act of the Covered Shares acquirable upon exercise of this

Option, or an available exemption from registration under the Securities Act, the issuance of shares of Stock acquirable upon exercise of this Option will be delayed until registration of such shares is effective or an exemption from registration under the Securities Act is available. The Company intends to use commercially reasonable efforts to ensure that no such delay will occur.
In the event an exemption from registration under the Securities Act is available upon an exercise of this Option, Grantee (or the person permitted to exercise this Option in the event of Grantee's death or incapacity), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws.

     Grantee agrees that Stock which Grantee may acquire by exercising the Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable Federal or state securities laws. Grantee also agrees (i) that the certificates representing the Covered Shares purchased under this Option may bear such legend or legends as the Company deems appropriate in order to assure compliance with applicable securities laws, (ii) that the Company may refuse to register the transfer of Covered Shares purchased under this Option on the stock transfer records of the Company if such proposed transfer would in the opinion of counsel satisfactory to the Company constitute a violation of any applicable securities law and (iii) that the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the Covered Shares purchased under this Option.

     9. Notices. Any notice hereunder to the Company shall be addressed to the Company's principal executive office, Attention: Compensation Committee of the Board of Directors, and any notice hereunder to Grantee shall be addressed to Grantee at Grantee's last address on the records of the Company, subject to the right of either party to designate at any time hereafter in writing some other address. Any notice shall be deemed to have been duly given when delivered personally, one day following dispatch if sent by reputable overnight courier, fees prepaid, or three days following mailing if sent by registered mail, return receipt requested, postage prepaid and addressed as set forth above.

    10. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors and assigns to the Company and all persons lawfully claiming under Grantee.

    11. Governing Law. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to this Agreement, shall be governed by the substantive laws, but not the choice of law rules, of Delaware.


IN WITNESS WHEREOF, the Company and Grantee have executed this Agreement as of the date first above written.

                                       EMPIRE PETROLEUM CORPORATION


                                       _________________________________
                                       Name:
                                       Title:

                                       GRANTEE:

                                       _________________________________



Exhibit 10.4

                                                    Grantee: _________________
                                                     Shares: _________________

                      EMPIRE PETROLEUM CORPORATION
                    RESTRICTED STOCK AWARD AGREEMENT

                         _______________, 20__


[Name and Address]



Dear___________________:

     1. Restricted Stock Award. Empire Petroleum Corporation, a Delaware corporation (the "Company"), hereby grants to you an aggregate of _______ shares of Common Stock, par value $0.001 per share, of the Company (the "Restricted Shares"). This award is subject to your acceptance of and agreement to all of the applicable terms, conditions, and restrictions described in the Company's 2006 Stock Incentive Plan (the "Plan"), a copy of which is on file with, and may be obtained from, the Secretary of the Company, and to your acceptance of and agreement to the further terms, conditions, and restrictions described in this Restricted Stock Award Agreement (this "Award Agreement"). To the extent that any provision of this Award Agreement conflicts with the expressly applicable terms of the Plan, it is hereby acknowledged and agreed that those terms of the Plan shall control and, if necessary, the applicable provisions of this Award Agreement shall be hereby deemed amended so as to carry out the purpose and intent of the Plan.

     2. Form of Restricted Stock; Possession of Certificates. The Company may issue the Restricted Shares to you by book-entry registration or by issuance of a certificate or certificates for the Restricted Shares in your name. In the event the Company issues a certificate or certificates for the Restricted Shares, the Company shall retain the certificate(s) for the period during which the restrictions described in Section 4(b) are in effect and you shall execute and deliver to the Company a stock power or stock powers in blank for the Restricted Shares. You hereby agree that the Company shall hold the certificate(s), if any, for the Restricted Shares and the related stock power(s) pursuant to the terms of this Award Agreement until such time as the restrictions described in Section 4(b) lapse as described in Section 5 or the Restricted Shares are canceled pursuant to the terms of Section 4(b).

     3. Ownership of Restricted Shares. You shall be entitled to all the rights of absolute ownership of the Restricted Shares, including the right to vote such shares and to receive cash dividends therefrom if, as, and when declared by the Company's Board of Directors, subject, however, to the terms, conditions, and restrictions described in the Plan and in this Award Agreement.

     4.  Restrictions.

        (a) Your ownership of the Restricted Shares shall be subject to the restrictions set forth in subsection (b) of this Section until such restrictions lapse pursuant to the terms of Section 5, at which time the Restricted Shares shall no longer be subject to the applicable restrictions.

        (b) The restrictions referred to in subsection (a) of this Section are as follows:

             (1) At the time of your termination of employment with the Company or Subsidiary, other than a termination of employment that occurs as a result of an event described in Section 5(b)(1), you shall forfeit the Restricted Shares to the Company and all of your rights thereto shall terminate without any payment of consideration by the Company. If you forfeit any Restricted Shares and your interest therein terminates pursuant to this paragraph, such Restricted Shares shall be canceled.

             (2) You may not sell, assign, transfer, pledge, mortgage, hypothecate, or otherwise dispose of or encumber the Restricted Shares.

     5.  Lapse of Restrictions.

        (a) The restrictions described in Section 4(b) shall lapse with respect to ________% of the Restricted Shares on the first anniversary of the date hereof, another ________% of the Restricted Shares on the second anniversary of the date hereof, and the last ________% of the Restricted Shares on the third anniversary of the date hereof. Following the lapse of such restrictions with respect to any Restricted Shares, such Restricted Shares shall no longer be subject to the restrictions described in Section 4(b).

        (b) Notwithstanding the provisions of subsection (a) of this Section, the restrictions described in Section 4(b) shall lapse with respect to all the Restricted Shares at the time of the occurrence of any of the following events:

             (1) Your death, "Disability" (as defined in Section 10(a)) or your Retirement (as defined in Section 10(b)); or

             (2) A "Change of Control" (as defined in the Plan) of the Company.

     6.  Agreement With Respect to Taxes; Share Withholding.

         (a) You agree that (1) you will pay to the Company or an Affiliate, as the case may be, in cash, or make arrangements satisfactory to the Company or such Affiliate regarding the payment of any taxes of any kind required by law to be withheld by the Company or any of its Affiliates with respect to the Restricted Shares and (2) the Company or any of its Affiliates shall, to the extent permitted by law, have the right to deduct from any payments of any kind otherwise due to you any taxes of any kind required by law to be withheld with respect to the Restricted Shares.

        (b) You agree that, if required by applicable law, you shall pay any taxes no later than the date as of which the value of the Restricted Shares first become includible in your gross income for income tax purposes; provided, however, that the Committee may, in accordance with Section 11(b) of the Plan, permit you to: (i) elect withholding by the Company of Restricted Shares otherwise deliverable to you pursuant to this Award Agreement (provided, however, that the amount of any Restricted Shares so withheld shall not exceed the amount necessary to satisfy the Company's or any Affiliate's required tax withholding of obligations using the minimum statutory withholding rates for Federal, state and/or local tax purposes, including payroll taxes, that are applicable to supplemental taxable income) and/or (ii) tender to the Company shares of Stock owned by you (or by you and your spouse jointly) and acquired more than six (6) months prior to such tender in full or partial satisfaction of such tax obligations, based, in each case, on the Fair Market Value of the Stock on the payment date as determined by the Committee.

     7. Adjustment of Shares. The number of Restricted Shares subject to this Award Agreement shall be adjusted as provided in Section 12 of the Plan. Any shares or other securities received by you as a stock dividend on, or as a result of stock splits, combinations, exchanges of shares, reorganizations, mergers, consolidations or otherwise with respect to the Restricted Shares shall have the same terms, conditions and restrictions and bear the same legend as the Restricted Shares.

     8. Agreement With Respect to Securities Matters. You agree that you will not sell or otherwise transfer any Restricted Shares except pursuant to an effective registration statement under the U.S. Securities Act of 1933, as amended, or pursuant to an applicable exemption from such registration.

     9. Restrictive Legend. You hereby acknowledge that the certificate(s) for the Restricted Shares will bear a conspicuous legend referring to the terms, conditions, and restrictions described in the Plan and this Award Agreement, which legend shall be in substantially the same form as set forth in the Plan. Any attempt to dispose of any Restricted Shares in contravention of the terms, conditions, and restrictions described in the Plan or this Award Agreement shall be ineffective.

    10. Certain Definitions. As used in this Award Agreement, the following terms shall have the respective meanings indicated:

        (a) "Disability" shall mean your inability to perform substantially all the duties of your employment position with the Company or Subsidiary by reason of any medically determinable physical or mental impairment which is expected to be permanent and continues for more than 180 days. The Committee may require such proof of Disability as the Committee in its sole discretion deems appropriate and the Committee's determination as to whether you are disabled shall be conclusive, final, and binding on all parties concerned.

        (b) "Retirement" shall mean the voluntary termination of your full-time employment with the Company or Subsidiary on the date on which you become, or after attaining, 65 years of age.

Capitalized terms used in this Award Agreement and not otherwise defined herein shall have the respective meanings provided in the Plan.

If you accept this Restricted Stock Award and agree to the foregoing terms and conditions, please so confirm by signing and returning the duplicate copy of this Award Agreement enclosed for that purpose.

                                       EMPIRE PETROLEUM CORPORATION



                                       By:________________________________
                                       Name:______________________________
                                       Title:_____________________________

The foregoing Restricted Stock Award is accepted by me as of ______________________, and I hereby agree to the terms, conditions, and restrictions set forth above and in the Plan.



                                       ___________________________________